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                                                                    EXHIBIT 99.5


                              EMPLOYMENT AGREEMENT


         AGREEMENT, made as of this 1st day of May 2000, by and between Probex Fluids Recovery, Inc., a Delaware corporation (the "Company") and a wholly-owned subsidiary of Probex Corp., a Colorado corporation ("Probex"), and William Keith Mills ("Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company is engaged in the business of collecting, purchasing, selling and delivering used petroleum products;

         WHEREAS, the Company desires to employ Employee as Vice President of Sales of the Company in connection with the conduct of the business acquired from Petroleum Products, Inc., an Ohio corporation ("PPI"), and Intercoastal Trading Company, Inc., an Ohio corporation ("Intercoastal"), and Employee desires to accept such employment on the terms and conditions herein set forth; and

         WHEREAS, contemporaneously with, and as a condition to, the execution of this Agreement, the Company, PPI and Intercoastal are consummating Asset Purchase Agreements (the "Purchase Agreements"), pursuant to which the Company is purchasing substantially all of the assets of PPI and Intercoastal.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

         1. Employment. The Company hereby employs Employee as Vice President of Sales, and Employee hereby accepts such employment, upon the terms and conditions hereinafter set forth.

         2. Term. The term of employment of Employee under this Agreement shall commence on the date hereof, and shall continue for a period of five years, unless terminated in accordance with the provisions of Paragraphs 5 or 6 hereof (the "Term"), and the Term shall not be extended or renewed except by a writing signed by both an authorized executive officer of the Company and Employee.

         3. Duties.

            (a) During the Term, Employee shall perform such duties as are designated by the Company's Board of Directors and such other duties as may from time to time be assigned to him by the Board of Directors or Chief Executive Officer, or any designee of either, of the Company.



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            (b) During the Term, Employee shall use his best efforts to carry out his duties and responsibilities hereunder and devote his entire working time to the business and affairs of the Company and shall not, in any advisory or other capacity, work for any other individual, firm or corporation without first having obtained the written consent of an executive officer of the Company.

            (c) During the Term, the principal place of employment of Employee shall be the Company's facility in Westerville, Ohio, although it is understood that in connection with his duties under this agreement, Employee may be required to travel to and perform services at other locations.

            (d) Employee represents and warrants to the Company that he is not subject to, or a party to, any employment agreement, non-competition covenant, non-disclosure agreement or other agreement, covenant, understanding or restriction which would prohibit Employee from executing this Agreement and performing fully his duties and responsibilities hereunder, or which would in any manner, directly or indirectly, limit or affect the duties and responsibilities which may now or in the future be assigned to Employee by the Company.

         4. Compensation. As compensation for the services to be rendered hereunder by Employee, the Company agrees to pay or provide to Employee:

            (a) Salary. A base salary for such services at the annual rate of $100,000.00, payable in semi-monthly installments. This rate of compensation shall be reviewed by the Board of Directors at least once per fiscal year in connection with annual merit and/or cost of living adjustments, at the Board of Directors' sole discretion.

            (b) Bonus. Employee shall receive an annual bonus to be agreed upon in good faith by the Employee and the Company within 30 days hereof.

            (c) Benefits, Etc. During the Term, Employee will be entitled to participate in all medical, hospital, major medical, life insurance and statutory disability coverage plans, all pension, retirement, and profit-sharing plans, option and incentive plans and all other employee benefit plans, in each case, which the Company or Probex may from time to time make generally available to other nonexecutive employees of the Company or Probex, on the same basis as such plan or plans and benefits are made generally available to such individuals (subject, however, to the provisions of such plans).

            (d) Other Benefits. Nothing contained herein shall be deemed to limit or affect the right of Employee to receive additional bonuses or other forms of additional compensation or to participate in any retirement, disability, profit sharing, stock option, cash or stock bonus or other plan or arrangement, or in any other benefits now or hereafter provided by the Company or Probex for its employees at the sole discretion of the Board of Directors.

            (e) Expense. It is contemplated that, in connection with his employment hereunder, Employee may be required to incur reasonable business, entertainment and travel expenses. The Company agrees to reimburse Employee in full for all such reasonable and necessary business, entertainment and travel expenses incurred or expended by him in connection with the performance of his duties hereunder; provided Employee submits to the Company vouchers or





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expense statements satisfactorily evidencing such expenses as may be reasonably required by the Company and such expenses are in accordance with any corporate policy with respect thereto. Such expenses shall be reimbursed 30 days after submission of any required documentation therefor.

            (f) Vacation. Employee will be entitled to paid vacation time in accordance with the Company's vacation policy available to other employees. Such vacation may be taken at such times as is reasonably consistent with proper performance by Employee of his duties and responsibilities hereunder.

         5. Death and Disability.

            (a) The Term of employment of Employee shall terminate forthwith in the event of the death of Employee, or, at the option of the Company, in the event of physical or mental incapacity or disability which renders him unable, with reasonable accommodation, to perform the services required of him under this Agreement ("Disability") for a period of 90 consecutive days or for 180 days or more during any period of 12 consecutive months. Such Disability shall be subject to verification by a qualified physician if requested by Employee. During any period of Disability prior to termination, Employee shall continue to be compensated as provided herein (less any payments due Employee under disability benefit programs paid for by the Company including Social Security disability, worker's compensation and disability or retirement benefits).

            (b) In the event of the death of Employee during the Term or in the event of the termination of this Agreement by the Company because of the Disability of Employee, Employee shall be entitled to receive the compensation specified in Paragraphs 4(a), 4(b) and 4(f) earned by Employee through the date of death or termination, and shall be entitled to receive the remaining restricted stock held in escrow and note payments pursuant to the Purchase Agreements. The Company thereafter shall have no further obligations under this Agreement.

         6. Termination of Employment.

            (a) The Company may terminate this Agreement "for cause" immediately upon written notice to Employee. Termination for cause shall mean discharge by the Company on the following grounds:

                (i) Employee's conviction in a court of law of any felony, which conviction makes him unfit for continuing employment, prevents him from effective management of the Company or materially adversely affects the reputation or business activities of the Company;

                (ii) Dishonesty, willful misconduct or moral turpitude, which materially adversely affects the reputation or business activities of the Company and which continues after written notice thereof to Employee;

                (iii) Substance abuse, including abuse of alcohol or use of illegal narcotics, and other drugs or substances, for which Employee fails to undertake






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                      and maintain treatment after 15 days after requested by
                      the Company, or a material misappropriation of funds;

                (iv) Employee's continuing material failure or refusal to perform his duties in accordance with the terms of this Agreement or to carry out in all material respects the lawful directives of the Board of Directors, unless otherwise delegated; provided that discharge pursuant to this subparagraph (iv) shall constitute discharge for cause only if Employee has first received written notice from the President or any other officer designated by the Board of Directors of the Company stating with specificity the nature of such failure or refusal and Employee fails to cure such failure or refusal to the reasonable satisfaction of the Company within 15 days from the date of such notice; or

                (v) Employee's (i) breach of the representations and warranties to the Company contained in Paragraph 3(d) hereof, (iii) breach of the Non-Disclosure, Assignment of Developments, Non-Solicitation and Non-Competition Agreement entered into in connection with this Agreement; or (iii) material breach of any of the representations and warranties contained in the Purchase Agreements that causes the Company to incur any material losses, damages, liabilities, obligations or costs.

         Upon such termination for cause, Employee shall lose all right, title and interest in and to all payments required to be made in accordance with the provisions of this Agreement, and the Company shall have no further obligation to Employee hereunder, except for compensation pursuant to Paragraphs 4(a) and 4(f) to which Employee is entitled through the date of termination, bonus compensation to which Employee is entitled for and in respect of the preceding fiscal year if not theretofore paid, and any benefits referred to in Paragraph 4 to which Employee has a vested right under the terms and conditions of the plan or program pursuant to which such benefits were granted. Further, such termination shall constitute a breach of the Purchase Agreement as set forth in Paragraph 8.

            (b) The Company may terminate the Employee other than for cause at any time upon one month's prior written notice to Employee. Termination of the Employee "other than for cause" shall include, without limitation, a "change in control" of the Company, which shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than a stockholder of the Company that owns in excess of 5% of the outstanding voting securities of the Company as of the date of this Agreement, becomes the beneficial owner (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) of more than 50% of the outstanding voting securities of the Company, and (ii) within 30 days of the change of control the then current Chief Executive Officer of the Company terminates employment with the Company. In the event of termination of Employee for any reason other than for cause, Employee shall be entitled to receive: (i) the compensation specified in Paragraphs 4(a), 4(b) and 4(f) earned by Employee through the date of termination; (ii) any benefits





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referred to in Paragraph 4 in which Employee has a vested right under the terms and conditions of the plan or program pursuant to which such benefits were granted; and (iii) severance pay based upon Employee's then existing salary, payable semi-monthly or, at the Employer's sole option, payable in one lump sum within 30 days after such termination. The amount of such severance pay shall be the amount equal to (a) six months' salary in the case of a termination other than for cause, other than one resulting from a change in control, and (b) one year's salary in the case of a termination other than for cause resulting from a change in control. The Company shall withhold: (i) all applicable federal, state and local taxes as required by relevant law and regulations then in effect, including, without limitation FICA and other taxes, and (ii) from or offset against its payments to the Employee any liabilities or debts of the Employee to the Employer and its Affiliates. The Company's obligations to make such payments and provide such benefits shall be conditioned upon Employee's continuing fulfillment of his obligations set forth in the Non-Disclosure, Assignment of Developments, Non-Solicitation and Non-Competition Agreement executed in connection herewith. The Company thereafter shall have no further obligations under this Agreement.

            (c) Employee may terminate this Agreement by resignation and giving the Company one month's notice. The Company can waive this notice and agree with Employee to an earlier termination date. Upon termination by Employee, Employee shall be entitled to receive the compensation specified in Paragraphs 4(a), 4(b) and 4(f) earned by Employee through the date of termination and any benefits referred to in Paragraph 4 in which Employee has a vested right under the terms and conditions of the plan or program pursuant to which such benefits were granted. Thereafter, all obligations of the Company and Employee under this Agreement will cease as of the date of final termination, except that Employee's obligations under Paragraph 7 will survive. Such termination, however, shall constitute a breach of the Purchase Agreement as set forth in Paragraph 8.

         7. Restrictive Covenants and Confidentiality; Injunctive Relief. As a condition to the Company agreeing to employ Employee and to the performance by the Company of its obligations hereunder and under the Purchase Agreements, particularly its obligations under Paragraph 4 hereof and, in the case where Employee is terminated by the Company other than for cause, in consideration of the payments as set forth in Paragraph 6(b) hereof, Employee shall agree to and shall execute a Non-Disclosure, Assignment of Developments, Non-Solicitation and Non-Competition Agreement.

         8. Consideration Under Purchase Agreement. Employee acknowledges that his execution and performance of this Agreement is essential and fundamental to the Company's and Probex's agreement to acquire the business of PPI and Intercoastal pursuant to the Purchase Agreement. Employee further acknowledges that the termination of this Agreement pursuant to Paragraph 6(a) or 6(c) hereof shall constitute a breach by Seller and the Shareholders (as defined in the respective Purchase Agreements) of the covenant set forth in Section 10.3 of the Purchase Agreement, entitling the Company and Probex to all of their remedies thereunder.

         9. Survival. The provisions of Paragraphs 7 shall survive the termination of this Agreement for any reason whatsoever.

         10. Miscellaneous.



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            (a) Any notice authorized or required to be given or made by or pursuant to this Agreement shall be made in writing and either personally delivered or mailed by overnight express mail to the respective address of the party to receive such notice, which address is the one designated below the name of such party on the signature page hereof, or to such other address as a party may specify by notice to the other parties hereto.

            (b) This Agreement, together with its exhibits, cancels and supersedes any and all prior agreements and understandings between the parties hereto with respect to the employment by or obligations of Employee to any thereof. This Agreement, together with its exhibits, constitutes the entire agreement among the parties with respect to the matters herein provided, and no modification or waiver of any provision hereof shall be effective unless in writing and signed by both Employee and an authorized executive officer of the Company.

            (c) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Employee hereunder are of a personal nature and shall not be assignable or delegable in whole or in part by Employee.

            (d) Employee agrees that the obligations of the Company hereunder shall be limited to the Company only, and Employee agrees that he shall not bring any claim or suit against any director or shareholder of the Company or any other person other than the Company for any breach or default by the Company of its obligations hereunder.

            (e) If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

            (f) No remedy conferred upon any party by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by any party in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by the party possessing the same from time to time and as often as may be deemed expedient or necessary by such party in its sole discretion.

            (g) This Agreement may be executed in two counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

            (h) In the event of a lawsuit by either party to enforce any provisions of this Agreement, the prevailing party shall be entitled to recover reasonable costs, expenses and attorney's fees from the other party.



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         11. Controlling Law. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the laws of the State of Texas.



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         IN WITNESS WHEREOF, Employee has hereunto set his hand and the Company has caused this instrument to be duly executed as of the day and year first above written.

                                    Employee:

                                    /s/ WILLIAM KEITH MILLS
                                    --------------------------------------------
                                    103 Belvedere Ln.
                                    --------------------------------------------
                                    Georgetown, KY. 40324
                                    --------------------------------------------

                                    Address


                                    Company:

                                    Probex Fluids Recovery, Inc.
                                    a Delaware Corporation


                                    By: /s/ BRUCE HALL
                                       -----------------------------------------
                                    Name: Bruce Hall
                                         ---------------------------------------
                                    Title: Director
                                         ---------------------------------------
                                    1467 LeMay, Suite 111
                                    Carrollton, Texas 75007




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